UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 19, 2011 (June 15, 2011)

SL GREEN REALTY CORP.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

MARYLAND
(STATE OF INCORPORATION)

1-13199	13-3956775
(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)
420 Lexington Avenue	10170
New York, New York	(ZIP CODE)
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(212) 594-2700
(REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders

(d)   At the Annual Meeting of Stockholders of SL Green Realty Corp. (the “Company”) held on June 15, 2011, the Company's stockholders recommended, on an advisory basis, that the Company's future advisory votes on executive compensation should be held every year.  Consistent with the stockholders' recommendation, on July 14, 2011, the Board of Directors of the Company determined that it will include future advisory votes on executive compensation in the Company's annual meeting proxy materials every year until the next advisory vote on the frequency of stockholder votes on executive compensation, which will occur no later than the Company's Annual Meeting of Stockholders in 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SL GREEN REALTY CORP.

/s/ James Mead
James Mead
Chief Financial Officer

Date:  July 19, 2011